Supplement dated December 7, 2022, to the Prospectus and Summary Prospectuses of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund (each, a “Fund,” together, the “Funds”), each dated May 1, 2022, as may be revised or supplemented from time to time.

On December 7, 2022, the Board of Trustees (the “Trustees”) of Natixis Funds Trust II (the “Trust”) approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Funds, each a series of the Trust, will transfer their assets and liabilities to newly formed “shell” series of Virtus AlphaSimplex Global Alternatives Fund and Virtus AlphaSimplex Managed Futures Strategy Fund (each, a “Virtus AlphaSimplex Fund,” together, the “Virtus AlphaSimplex Funds”), in exchange for shares of the Virtus AlphaSimplex Funds, to be followed immediately by the distribution of Virtus AlphaSimplex Fund shares to the shareholders of each of the Funds in complete liquidation of the Funds (the “Fund Reorganizations”). The Fund Reorganizations are being proposed in connection with the acquisition of AlphaSimplex Group, LLC (“AlphaSimplex”) by Virtus Investment Partners, Inc. (the “AlphaSimplex Acquisition”).

As a result of the Fund Reorganizations, shareholders of the Funds will become shareholders of the Virtus AlphaSimplex Funds by effectively “exchanging” their Fund shares for shares of the corresponding Virtus AlphaSimplex Fund. Each Fund Reorganization is subject to the approval of the shareholders of the Funds and to the satisfaction of certain other conditions, including the closing of the AlphaSimplex Acquisition. A special meeting of the Funds’ shareholders (“Special Meeting”) is scheduled to be held on or about March 9, 2023, to consider the approval of the Agreement.

It is expected that each Reorganization will be treated as a tax-free reorganization. If, as expected, a Reorganization is treated as a tax-free reorganization, each Fund’s shareholders will not recognize gain or loss on the exchange of their Fund shares for shares in the corresponding Virtus AlphaSimplex Fund; they would have the same aggregate tax basis in their Virtus AlphaSimplex Fund shares as they had in the Fund shares exchanged therefor; and their holding period in the Virtus AlphaSimplex Fund shares they receive would include the holding period of the Fund shares they surrender in the transaction (provided that the shares are held as capital assets). The combined Prospectus and Proxy Statement to be provided to shareholders in connection with the proposed reorganization will contain more detailed information concerning the expected tax consequences and risks of the Fund Reorganizations. Fund shareholders should review that information when it becomes available and should consult their tax advisers regarding the particular tax consequences to them of the transaction, including possible state and local tax consequences.

The Virtus AlphaSimplex Funds are being created to acquire the assets and liabilities of the Funds and will not commence operations and will not have any assets or liabilities prior to the Fund Reorganizations. Each Virtus AlphaSimplex Fund’s principal investment strategies will be substantially identical to those of the corresponding Fund. Virtus Alternative Investment Advisers, Inc. (“VAIA”) will serve as the investment adviser and AlphaSimplex will serve as sub-adviser to the Virtus AlphaSimplex Funds. The Funds’ current portfolio managers are expected to manage each Virtus AlphaSimplex Fund’s portfolio as employees of AlphaSimplex. The management fees for the Virtus AlphaSimplex Funds will be the same as the corresponding Funds and the overall expenses of each class of the Virtus AlphaSimplex Funds will be capped at the same levels as the corresponding class of the Funds for two years from the date of the closing of the transaction. In connection with the transaction, the Funds may disclose their portfolio holdings to the Virtus AlphaSimplex Funds and the Virtus AlphaSimplex Funds’ service providers prior to the date of exchange.

A notice of the Special Meeting, a combined Prospectus and Proxy Statement describing the proposed transaction and a proxy card are expected to be mailed in January to shareholders of the Funds. If the Agreement is approved by Fund shareholders and certain other conditions required by the Agreement are satisfied, the Fund Reorganizations are expected to close in the first or second quarter of 2023.

Prior to the Reorganizations, shareholders of the Funds may continue to purchase and redeem fund shares pursuant to the procedures set forth in the Funds’ Prospectus.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Virtus AlphaSimplex Funds, nor is it a solicitation of any proxy from shareholders of the Funds. Shareholders of record on the record date set by the Trustees will receive the combined Prospectus and Proxy Statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

It is anticipated that the Funds’ Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.